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                                                             EX-10.3

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                               AMENDMENT NO. 1 TO
                            STOCKHOLDERS' AGREEMENT


         This Amendment No. 1 to Stockholders' Agreement (this "Amendment") is made and entered into by and among North American Technologies Group, Inc., a Delaware corporation (the "Company"), the Management Stockholders holding at least a majority of the outstanding shares of Common Stock held by the Management Stockholders (the "Sufficient Management Holders"), and the Investors holding at least a majority of the outstanding shares of Common Stock, Preferred Stock and Warrants (counted on an as-converted into Common Stock basis) held by the Investors (the "Sufficient Investor Holders"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Stockholders' Agreement, dated as of April 5, 1996 (the "Agreement").


                              W I T N E S S E T H:

         WHEREAS, Section 12 of the Agreement allows the Agreement to be amended by a writing signed by the Company, the Sufficient Management Holders and the Sufficient Investor Holders;

         WHEREAS, in connection with a Deferred Closing (as defined in that certain Stock and Warrant Purchase Agreement, dated April 5, 1996, by and among the Company and the Investors), the parties deem it to be advisable to amend certain provisions of the Agreement; and

         WHEREAS, the parties hereto acknowledge that, but for their willingness to enter into this Amendment, the Deferred Closing would not occur and that this Amendment is a condition to the occurrence of such Deferred Closing.

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO SECTION 1. Section 1(b) of the Agreement is hereby deleted and is amended to read in its entirety as follows:

                          "(b)  A 'Permitted Transferee' shall mean a
                 Stockholder's or any Permitted Transferee's, as the case may be, Affiliate (as defined herein), limited partners, spouse, siblings, ancestors and descendants (whether natural or adopted), any spouses of such siblings, ancestors or descendants, or any trust for the benefit of such person or persons, provided that such Permitted Transferee agrees to be bound by the terms of this Agreement."

         2. AMENDMENT TO SECTION 5. Section 5 of the Agreement is hereby amended to add a new paragraph (g) to read in its entirety as follows:
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                 "(g)     Notwithstanding anything in this Agreement to the
         contrary, the provisions of this Agreement shall not apply to the sale, transfer or assignment of any shares of Common Stock or options, warrants or rights to acquire shares of Common Stock (but not including the Preferred Stock prior to conversion into Common Stock), held by an Investor; and any such transferee shall not be bound by, or be able to enforce, the provisions of this Agreement with respect to any such shares, options, warrants or rights that are held by any such Investor."

         3. EFFECTIVE DATE. The terms and provisions of this Amendment shall be effective only upon the effectiveness of the Deferred Closing.

         4. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which such counterparts shall together constitute one and the same instrument.

         5. NO OTHER CHANGE. Except as provided for herein, the Agreement shall remain unchanged.

         IN WITNESS WHEREOF, this Amendment No. 1 to Stockholders' Agreement has been duly executed by the undersigned as of the Effective Date.

                             THE COMPANY:

                             NORTH AMERICAN TECHNOLOGIES GROUP, INC.


                             By:   /s/ TIM B. TARRILLION
                                   ------------------------------------------
                             Name:
                                   ------------------------------------------
                             Title:
                                    -----------------------------------------



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                            SUFFICIENT MANAGEMENT HOLDERS:


                            /s/ TIM B. TARRILLION
                            -------------------------------------------------
                            Name:  Tim B. Tarrillion


                            /s/ JUDITH KNIGHT SHIELDS
                            -------------------------------------------------
                            Name:  Judith Knight Shields


                            /s/ DAVID M. DANIELS
                            -------------------------------------------------
                            Name:  David M. Daniels


                            /s/ DONOVAN W. BOYD
                            -------------------------------------------------
                            Name:  Donovan W. Boyd


                            SUFFICIENT INVESTOR HOLDERS:

                            NATIONSBANC CAPITAL CORPORATION,
                            a Texas corporation


                            By:   /s/ DOUGLAS C. WILLIAMSON
                                  -------------------------------------------
                            Name:   Douglas C. Williamson
                            Title:  Senior Vice President

                            R. CHANEY & PARTNERS - 1993 L.P.

                                  By:    R. Chaney & Co., Inc.


                                  By: /s/ ROBERT H. CHANEY
                                      ---------------------------------------
                                         Robert H. Chaney, President & CEO


                            THE CCG CHARITABLE REMAINDER UNITRUST #1

                                  By:    CCG Venture Partners, LLC


                                  By: /s/ MARK E. LEYERLE
                                      ---------------------------------------
                                         Mark E. Leyerle, Manager






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                         HARRISON INTERESTS, LTD.


                         By:/s/ ED KNIGHT
                            ------------------------------------
                               Ed Knight, Attorney-in-Fact




                         /s/ ROBERT L. ZINN
                         ---------------------------------------
                         Robert L. Zinn


                         /s/ ROBERT L. ZINN
                         ---------------------------------------
                         Robert L. Zinn, as Attorney and
                         Agent-in-Fact for Natalie Haar


                         ESTATE OF WILLIAM G. HELIS, A
                         LOUISIANA PARTNERSHIP


                         By:
                             -----------------------------------
                               David A. Kerstein, General Agent


                         PECAUT CAPITAL INVESTORS, L.P.


                         By:/s/ DANIEL PECAUT
                            ------------------------------------
                               Daniel Pecaut, General Manager


                         PECAUT PARTNERS, A LIMITED PARTNERSHIP


                         By:/s/ DANIEL PECAUT
                            ------------------------------------
                               Daniel Pecaut, General Manager






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